SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

IBSG INTERNATIONAL, INC.
(Exact name of registrant as specified in this charter)

FLORIDA	000-29587	65-0705328
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

1132 Celebration Blvd., Celebration, FL 34747
(Address and Zip Code of Principal Executive Offices)

Issuer’s Telephone Number: (321) 939-6321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 14, 2005 Registrant issued a press release reporting announcing the filing of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and certain results of its operations for such fiscal year. A copy of the press release is furnished as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

As set forth in Item 2.02, there is furnished herewith as Exhibit 99.1, a press release issued on April 14, 2005, announcing Registrant’s filing of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and certain results of its operations for such fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 14, 2005

IBSG International, Inc. BY: /S/ Michael Rivers —————————————— /S/ Michael Rivers President